Exhibit 99.1

Z Trim Holdings, Inc.

Ticker:  ZTHO

December 2011

Forward Looking Statement

Statements made in this presentation that relate to future plans,
events   or   performances   are   forward-looking   statements.
Any   statement   containing   words   such   as   "believes,"
"anticipates," "plans," or "expects," and other statements which are  not  historical  facts  contained  in  this  presentation  are
forward-looking,  and  these  statements  involve   risks  and
uncertainties   and   are   based   on   current   expectations.
Consequently, actual results could differ materially from the expectations expressed in these forward-looking statements.
Reference is made to the Company's filings with the Securities and Exchange Commission for a more complete discussion of
such risks and uncertainties.

Introduction to Z Trim Holdings

☐  Z Trim is a natural, minimally processed, taste-neutral, zero calorie food ingredient originally developed and patented by the USDA

☐  We   currently   sell   our   products   to   numerous   Fortune                                                                                                                                                                         500   food

manufacturers and distributors

☐  Z Trim Holdings' agri-business is positioned to experience massive growth in the over $30B addressable global food market over the next 5 years with a targeted gross margin approaching 40%

☐  In addition, we are developing new proprietary lines of related products focused on industrial sectors, which will result in a new stream of significant revenue which may outpace revenues from the food sector

☐  Z Trim Holdings' unique position and product line has been recognized by

“Smart Money Investors”

¤ Several former Senior-level executives of Fortune 100 companies have invested in Z Trim Holdings and agreed to serve on our advisory board

What Is Z Trim?

        Z Trim is a U.S. Department of Agriculture (USDA)-

Patented Technology for Functional Food Ingredients

☐  Z Trim is a natural, minimally processed, taste-neutral, zero calorie food ingredient originally developed and patented

by the USDA

☐  Z Trim currently is made from corn bran and oat hull through a patented process owned exclusively by Z Trim Holdings.  No other company, worldwide, can make Z Trim

☐  The   Company   has   developed   a   unique,   proprietary

manufacturing process to mass produce its one-of-a-kind line of products

Provides Multiple Benefits to Food Industry

☐ Reduces calories, fat and trans-fat content

☐ Lowers manufacturing costs

☐ Increases moisture retention

☐ Extends shelf life and reduces breakage

☐ Improves texture and mouth-feel

☐ Adds dietary fiber

☐ Reduces oil separation

☐ Enables simpler/cleaner ingredient labeling

Unique Properties Create Value for Food

Manufacturers

Z Trim holds up to 30 times its own weight in water.  No

competitive product is close to matching the water retention of Z Trim

Z Trim Corn Fiber:  27.5 ml water/gram

Z Trim Oat Fiber:  10 ml water/gram

Citrus Fiber:  7.5 ml water/gram

Carrot Fiber:  6.5 ml water/gram

Pea Fiber:  4 ml water/gram

Microcrystalline Cellulose:  1.75 ml water/gram

Competitive Advantages

☐ There is no single product that has all the properties of Z Trim

☐ Food processors currently use one or more of the following products to mimic some, but not all, of Z Trim’s functionalities:

¤ CMC - carboxymethyl cellulose

¤ Dairy solids

¤ Soybean oil

¤ Cheeses

¤ Eggs

¤ Modified food starches

¤ Gums (guar, xanthan, arabic)

¤ Fibers (pea, carrot, citrus)

Win-Win for Food Processors & Customers

☐  Z Trim provides Food Processors:

¤ Significant margin expansion through both reduced total ingredient cost and increased volume of finished product

¤ Cost savings due to longer shelf life and less product breakage

¤ More robust, less-expensive processing within their manufacturing process

¤ User-friendly ingredients:  Less sensitivity to heat/cold, freeze/thaw cycles

¤ Increased revenue/branding opportunity: “cleaner label,” natural product,

lower fat, higher fiber

☐  Z Trim provides Food Customers:

¤ Low fat/low calorie food that tastes just like a full-fat product ¤ The food texture of a full-fat product

¤ Replacement of non-natural additives

¤ Better quality food:  Longer shelf life, better microwave results, less water separation, less oil migration

Enormous Cost Savings for Food Producers

☐   Example 1:  Hamburger Patties

☐    Using Z Trim results in a savings of $0.08 per pound for a 6% cost savings.

¤   This may not sound like a lot, but, for just one manufacturer - for example, American Food Groups ®,

which processes over 1 million pounds of ground beef a day - this 6% savings would translate into a

$30 million cost reduction annually (meats represent a $1.6B opportunity for Z Trim in U.S. alone)

☐    In addition to cost savings, Z Trim produces additional value by:

¤   Lowering fat content

¤   Reducing shrinkage (size of finished product after cooking)

¤   Producing moister texture

Enormous Cost Savings for Food Producers

☐   Example 2:  Cheesecake Filling

☐   Using Z Trim results in a savings of $0.50 per pound for a 26% cost savings.

¤  For just one manufacturer - for example, Kraft Foods ®, which processes over 10 million pounds of cheesecake base per year - this 26% savings would translate into a $2.6 million cost reduction annually (this is one product in a company that has thousands)

☐   In addition to cost savings, Z Trim produces additional value by:

¤  Lowering fat content

¤  Improving creaminess and mouth-feel

Nearing Profitability in Food Production

Segment

Z Trim Holdings’ business strategy, implemented when the current management team was installed in late 2007, identified three distinct stages to profitability:

☐  Stage 1 was “proof of concept.”  In this stage, Z Trim Holdings validated the commercial multi-functionality of its product:  proving its acceptance in the food industry and Z Trim Holdings’ ability to manufacture Z Trim

☐  Stage 2 validated the ability to scale up manufacturing of Z Trim

☐  Stage 3 is transitioning production from in-house to a toll manufacturer that can:

• Produce Z Trim in volumes large enough to meet the demand

         • Generate substantial profitability for Z Trim Holdings

The Company is ready to embark on Stage 3 with its October 2011 announcement of a toll manufacturing agreement with the Aveka Group that is set to commence production in the second or third quarter of 2012

Shift to Toll Manufacturing

Transforms the Company

☐  Commencement of toll manufacturing (anticipated to be in Q2 or Q3

2012) is anticipated to improve cash flows from operating activities

☐  Aveka’s first Iowa facility should be capable of scaling to 1million lbs of product per month

☐  The Company plans to, as quickly as possible, ramp to fill Aveka’s facility as demand increases

☐  Should Aveka’s first facility be able to scale production to 1million lbs of product per month, the Company’s sales and distributor force for the first time will not be constrained by production

Sales Growth - Current and Prospective

Customers Up 100% over 4 years

    Projects Up 800% over 4 years

Market Potential Is Enormous
Category Group - U.S. Market (only)	2012 Market Potential for Z Trim Use
Dollars
Baked Goods	$2,441,125,000
Meat Products	$1,611,523,000
Dairy Products	$723,994,000
Salty Snacks	$435,652,000
Frozen Meals/Pizza	$415,951,000
Soup	$402,713,000
Dressings/Sauces/Dips	$281,869,000
Potatoes – Frozen	$255,354,000
Processed Cheese	$202,455,000
Canned/Chilled Meats	$116,711,000
Sugar Confection	$45,601,000
Cottage/Ricotta Cheese	$37,104,000
Cream Cheese	$26,932,000
TOTAL	$6,996,984,000

Sales Growth Strategies

❑ Greater use of distribution companies in domestic market

❑ Skidmore (over 3,000 U.S. customers)

❑ Essex Grains (1,000 U.S. customers)

❑ Process Choice (450 U.S. customers)

❑ International sales through distributors

❑ Kraki (over 780 South American customers)

❑ FX Morales (over 300 Mexican customers)

❑ Greater proliferation of our product in existing customer

base; multiple categories and SKU’s

Intellectual Property Strategies

☐ 3-year   Collaborative   Research   and   Development

Agreement (“CRADA”) with the USDA-ARS for:

¤ Intellectual Property Protection

¤ Expansion of Intellectual Property Portfolio

¤ R&D

☐ Use of World Class Scientists and Facilities

¤ This Agreement gives Z Trim Holdings access to a deep

bench of outstanding Ph.D.s for the cost of one in-house

scientist

¤ It  also  provides  access  to  expensive,  state-of-the-art equipment

Our Officers

☐  Since  taking  their  positions  in  late 2007,  our  officers  have developed a new business model based on lowering costs of goods sold and SG&A costs, improving margins, and developing a B-to-B sales strategy for our industry-changing ingredients

¤ Steve Cohen- Chief Executive Officer

■ In August of 2007 Mr. Cohen assumed the role of chief executive officer. Prior to joining Z Trim, Mr. Cohen had 25 years' experience at the Chicago Mercantile Exchange. Mr. Cohen was a member of the U.S. Olympic Team (Judo) at the 1988 Olympics in Seoul and was a coach for the U.S. Olympic Team at the 2000 Olympics in Sydney Australia.

¤ Brian Chaiken - Chief Financial & Legal Officer

■ Mr. Chaiken passed the CPA exam, holds a Bachelors Degree in Accounting from the University of Illinois, a Juris Doctor from DePaul University, and is a member of the Illinois and Florida Bars.  He has practiced law for over 15 years.

Strong Management Team

Collectively, Over 100 Years of Experience in the Food Industry

¤ Daniel Dugan - V.P. of Sales, Marketing and Applications

■ Mr. Dugan has over 25 years of direct ingredient sales experience working for companies such as Tate & Lyle and Sara Lee Corporation.

¤ Lynda Carroll - Director of Applications

■ Ms. Carroll, a food scientist and culinary chef, previously contributed to applications and quality assurance for Campbell's Soup Company and Conway Import Co., Inc., manufacturers of Conway Salad Dressings and Sauces for foodservice.

¤ Kyle Hanah - Director of Manufacturing

■ Mr. Hanah, a chemical engineer, joined the company in late 2008 having previously worked at Kraft Foods, Sara Lee Corp. and ConAgra Foods.

¤ Dan Herron - Plant Manager

■ Mr. Herron, a chemical engineer, joined the company in 2011 having previously worked at Kraft Foods, PepsiCo and Wrigley Co.

Key Shareholder and Board of Advisors

☐ A  number  of  Former Senior  Level Execs from

Fortune 100 companies have invested their own

money, through Brightline Ventures, and agreed to

serve on Z Trim’s Board of Advisors:

¤ Gordon Brunner - Former CTO of P&G

¤ Roger Enrico - Former CEO of PepsiCo

¤ Jack Greenberg - Former CEO of McDonalds

¤ James Lawrence - Former CFO of Unilever and General Mills

¤ Rick Lenny - Former CEO of Hershey's

¤ Dick Mayer - Former CEO of Kraft and KFC

¤ Robert Shapiro - Former CEO of NutraSweet and Monsanto

ZTHO Capitalization Table

Ticker:(ZTHO)

Market Cap:$13.2M

Current Price (9/1/11):$1.00

(Shares in Millions, except for per share)
	('000)	Avg. Strike Price
Common Stock Outstanding	13.36
Employee Stock Options	5.405	$1.12
Pre 2008 Warrants	0.175	$13.69
Convertible Notes (Due in 2012)	1.904	$1.00
Note Interest 8% for 2 years	0.324	$1.00
2008 Convert Warrants A	0.539	$0.01
2008 Convert Warrants B	0.289	$0.30
2008 Convert Warrants C	1.769	$1.00
2009-2011 Warrants	20.613	$1.50
Preferred Stock Series I	4.844	$1.00
Preferred Series I Dividend at 8% for 2 Years	0.135	$1.00
2011 Preferred Stock Series II	3.327	$1.00
Preferred Series II Dividend at 8% for 2 Years	0.532	$1.00
TOTAL Fully Diluted	53.216

Company Highlights

☐  Unique Value Proposition for the $30B Global Food Industry

☐  Our Ingredient is Already Being Used by Major Food Processors

☐  Excellent Profitability and Rapid Scale due to Transformational

Contract Manufacturing Agreement (with Nominal Future Capex

Requirements)

☐  The Development of New Products for Industrial Use Could Provide

Another Leg to the Growth Story

☐  Strong Existing Intellectual Property and Patent Partnership with

USDA

☐  Experienced Management and Impressive Board of Advisors, All of

Whom Have Invested in the Company

2011 Z Trim Holdings Milestones

❑ Jan: ZTH announces best month/quarter/year in company history

❑ Feb: ZTH doubles monthly production over previous year

❑ Apr: Board and investors show confidence by converting notes

❑ Apr: “Going Concern” opinion removed from audit report

❑ Jun: Groundbreaking collaboration with USDA-ARS announced

❑ Aug: Key plant upgrades to increase output are completed

❑ Sep: Company announces best manufacturing month ever

❑ Oct: Plant optimization enables 36% production increase

❑ Oct: ZTH signs manufacturing agreement with Aveka Group

❑ Nov: Skidmore to distribute product in Midwest & Atlantic

❑ Nov: FX Morales to distribute product in Mexico

Thank You

Z Trim Holdings

1011 Campus Drive

Mundelein, IL  60060

(847) 549-6002

www.ztrim.com